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                                                                   EXHIBIT 10.39









                          STRATEGIC ALLIANCE AGREEMENT

                                     BETWEEN

                          BRISTOL-MYERS SQUIBB COMPANY

                                       AND

                                      IRORI

                            DATED AS OF MAY 22, 1998



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                                TABLE OF CONTENTS

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1.      DEFINITIONS.........................................................................1
        1.1    "Acceptance Date"............................................................1
        1.2    "Affiliate"..................................................................1
        1.3    "BMS Resins".................................................................2
        1.4    "Development Committee"......................................................2
        1.5    "Development Milestone"......................................................2
        1.6    "Effective Date".............................................................2
        1.7    "Enhancement"................................................................2
        1.8    "Enhancement Specifications".................................................2
        1.9    "Facility"...................................................................2
        1.10   "Initial Delivery Deadline"..................................................2
        1.11   "NanoKan"....................................................................2
        1.12   "NanoKan Specifications".....................................................3
        1.13   "Party"......................................................................3
        1.14   "Purchase Price".............................................................3
        1.15   "Right and License"..........................................................3
        1.16   "Software"...................................................................3
        1.17   "System".....................................................................3
        1.18   "System Specifications"......................................................3
        1.19   "Third Party"................................................................3
        1.20   "Update".....................................................................3

2.      MANUFACTURE; DELIVERY; OPTION.......................................................3
        2.1    Generally....................................................................4
        2.2    Satisfaction of Development Milestones, etc.; Acceptance; Rejection..........4
        2.3    Delivery; Installation.......................................................5
        2.4    Identification; Passage of Title.............................................5
        2.5    Option to Purchase Additional System.........................................5

3.      DEVELOPMENT COMMITTEE...............................................................7
        3.1    Members......................................................................7
        3.2    Responsibilities.............................................................7
        3.3    Meetings.....................................................................7
        3.4    Decisions....................................................................8
        3.5    Term.........................................................................8
        3.6    Expenses.....................................................................8

4.      INITIAL SYSTEM PURCHASE PRICE; PAYMENT..............................................8
        4.1    Initial System Purchase Price................................................8
        4.2    Payment Schedule.............................................................9
        4.3    Mode of Payment; Taxes.......................................................9

5.      INTELLECTUAL PROPERTY; UPDATES......................................................9
        5.1    Invention Ownership..........................................................9


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                                TABLE OF CONTENTS
                                   (Continued)

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        5.2    Title Does Not Pass; Right and License.......................................9
        5.3    Updates.....................................................................10
        5.4    Enhancements................................................................10
        5.5    Installation................................................................11
        5.6    Source Code.................................................................11

6.      SUPPORT; TRAINING..................................................................12
        6.1    Support and Maintenance.....................................................12
        6.2    Training....................................................................12

7.      SUPPLY AND PURCHASE................................................................12
        7.1    Initial Obligations.........................................................12
        7.2    Requirements................................................................13
        7.3    Orders......................................................................13
        7.4    Delivery....................................................................13
        7.5    Quality Control.............................................................14
        7.6    Acceptance; Rejection.......................................................14
        7.7    Interim Replacement.........................................................14
        7.8    Replacement of BMS Resins...................................................15
        7.9    Invoicing; Payment..........................................................15
        7.10   Allocation..................................................................15
        7.11   Right to Manufacture........................................................16
        7.12   BMS's Right to Manufacture..................................................16

8.      REPRESENTATIONS AND WARRANTIES; COVENANTS..........................................16
        8.1    Representations and Warranties of Both Parties..............................16
        8.2    Representations and Warranties of IRORI.....................................17
        8.3    Limited Right of Repair.....................................................17
        8.4    Disclaimer of Warranty......................................................18
        8.5    Covenants of BMS............................................................18

9.      THIRD PARTIES......................................................................18
        9.1    Semi-Exclusivity............................................................18
        9.2    Most Favored Nation.........................................................18
        9.3    Audit Request...............................................................19

10.     INDEMNIFICATION....................................................................19
        10.1   Obligation to Indemnify.....................................................20
        10.2   Notice......................................................................20
        10.3   Complete Indemnification....................................................20
        10.4   Insurance...................................................................20
        10.5   Partial Limitation on IRORI Indemnity.......................................20
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                                TABLE OF CONTENTS
                                   (Continued)

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11.     CONFIDENTIALITY....................................................................21
        11.1   Confidential Information....................................................21
        11.2   Permitted Disclosures.......................................................21
        11.3   Remedies....................................................................21

12.     TERM; TERMINATION..................................................................22
        12.1   Term........................................................................22
        12.2   Termination by BMS..........................................................22
        12.3   Breach......................................................................22
        12.4   Effect of Termination.......................................................23
        12.5   Accrued Rights, Surviving Obligations.......................................23

13.     FORCE MAJEURE......................................................................24
        13.1   Events of Force Majeure.....................................................24

14.     MISCELLANEOUS......................................................................24
        14.1   Non-Solicitation............................................................24
        14.2   Relationship of Parties.....................................................24
        14.3   Assignment..................................................................25
        14.4   Binding Effect..............................................................25
        14.5   Further Actions.............................................................25
        14.6   Costs and Expenses..........................................................25
        14.7   Inconsistency...............................................................25
        14.8   Notice......................................................................26
        14.9   Use of Name.................................................................26
        14.10  Public Announcements........................................................26
        14.11  Waiver......................................................................27
        14.12  Severability................................................................27
        14.13  Amendment...................................................................27
        14.14  Governing Law...............................................................27
        14.15  Arbitration.................................................................27
        14.16  Limitation on Liability.....................................................28
        14.17  Entire Agreement............................................................28
        14.18  Counterparts................................................................28
        14.19  Descriptive Headings........................................................28

                                    EXHIBITS

EXHIBIT A  SYSTEM AND NANOKAN SPECIFICATIONS AND MILESTONES

EXHIBIT B  PROGRESS PAYMENT SCHEDULE

EXHIBIT C  DESCRIPTION OF INSURANCE COVERAGE


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                          STRATEGIC ALLIANCE AGREEMENT


        THIS STRATEGIC ALLIANCE AGREEMENT (this "Agreement") dated as of May 22, 1998 by and between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having offices at P.O. Box 4000, Route 206 and Province Line Road, Princeton, New Jersey 08543-4000, for and on behalf of itself and its Affiliates ("BMS"), and IRORI, a corporation duly organized and existing under the laws of the State of California, having offices at 11149 North Torrey Pines Road, La Jolla, California 92037-1030 ("IRORI").

                             PRELIMINARY STATEMENTS

        A. BMS is a pharmaceutical company that engages in the discovery and development of new drug products.

        B. IRORI has developed directed sorting combinatorial chemistry systems that use microreactors and miniature electronic tags.

        C. BMS wishes to purchase from IRORI and secure a license from IRORI with respect to, and IRORI wishes to manufacture and sell to BMS and grant a license to BMS with respect to, a System, upon the terms and conditions set forth in this Agreement.

        D. In addition, BMS wishes to purchase from IRORI, and IRORI wishes to sell to BMS, a quantity of NanoKans, also upon the terms and conditions set forth in this Agreement.

        E. In conjunction with the execution of this Agreement, the Parties are entering into that certain Series D Preferred Stock Purchase Agreement, dated as of the Effective Date (the "Stock Purchase Agreement"), and such other agreements as are contemplated thereby.

        NOW, THEREFORE, in consideration of the foregoing Preliminary Statements and the mutual covenants and agreements of the Parties contained in this Agreement, the Parties agree as follows:

1. DEFINITIONS.

        As used in this Agreement, the following terms will have those meanings set forth in this Section 1 unless the context dictates otherwise.

        1.1 "Acceptance Date" shall mean, with respect to a System or an Enhancement, the date on which BMS accepts such System or Enhancement in accordance with Section 2.2 or 5.4, as the case may be.

        1.2 "Affiliate", with respect to any party, shall mean any entity controlling, controlled by, or under common control with, such Party (but only so long as such control relationship exists). For these purposes, "control" shall refer to (i) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting


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securities, by contract or otherwise or (ii) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of an entity.

        1.3 "BMS Resins" shall have the meaning assigned thereto in Section 7.1(b).

        1.4 "Development Committee" shall have the meaning assigned thereto in
Section 3.1.

        1.5 "Development Milestone" shall mean each of the milestones set forth on Exhibit A attached.

        1.6 "Effective Date" shall mean the date first written above.

        1.7 "Enhancement" shall mean any upgrade or improvement to the System that materially improves its utility, efficiency or efficacy and that is not primarily intended to correct or avoid errors, malfunctions or defects in the System.

        1.8 "Enhancement Specifications" shall mean, with respect to any Enhancement, written specifications that set forth with specificity the quality and degree of improvement to the System that such Enhancement provides.

        1.9 "Facility" shall mean a facility in the continental United States selected by BMS at its sole discretion pursuant to Section 2.3.

        1.10 "Initial Delivery Deadline"shall mean   ***   .

        1.11 "NanoKan" shall mean IRORI's proprietary microreactor for solid phase synthesis that conforms to the NanoKan Specifications.

        1.12 "NanoKan Specifications" shall mean the specifications set forth in Exhibit A attached which relate to NanoKans (including, without limitation, the percentage of BMS Resins supplied to IRORI for incorporation into a shipment(s) of NanoKans that actually is incorporated into such shipment(s)), as may be amended by the Development Committee from time to time.

        1.13 "Party" shall mean BMS or IRORI and, when used in the plural, shall mean BMS and IRORI.

        1.14 "Purchase Price" shall mean the Initial System Purchase Price (as such term is defined in Section 4.1), the Second System Purchase Price (as such term as defined in Section 2.5) and the Enhancement Purchase Price(s) (as such term is defined in Section 5.4), either individually or collectively, as context dictates.

        1.15 "Right and License" shall have the meaning assigned thereto in
Section 5.2.

        1.16 "Software" shall mean all of the software adapted or incorporated into the system from time to time.


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        1.17 "System" shall mean IRORI's proprietary NanoKan Reactor System, including all hardware, equipment, Software and other components and any Updates or Enhancements provided to BMS pursuant to Section 5.3 or 5.4. Except to the extent context dictates otherwise, "System" shall include both the Initial System (as defined in Section 2.1) and the Second System (as defined in Section 2.5).

        1.18 "System Specifications" shall mean the specifications set forth on Exhibit A attached relating to the System, as may be amended by the Development Committee from time to time.

        1.19 "Third Party" shall mean any Person who or which is neither a Party nor an Affiliate of a Party.

        1.20 "Update" shall mean with any update, upgrade or improvement to the System other than Enhancements.

2. MANUFACTURE; DELIVERY; OPTION.

        2.1 Generally. On or before the Initial Delivery Deadline, IRORI shall manufacture, deliver and install at the Facility, in accordance with the System Specifications and the terms of this Agreement, one System (the "Initial System"). During the period between the Effective Date and the date on which the initial System is delivered to the Facility, IRORI shall use its best commercial efforts to diligently fulfill its obligations under this Agreement and to satisfy each Development Milestone in a timely and expeditious manner and by the target completion date set forth on Exhibit A with respect to such Development Milestone.

        2.2 Satisfaction of Development Milestones, etc.; Acceptance; Rejection.

               (a) (i) IRORI shall give BMS notice promptly after IRORI believes that it has satisfied each Development Milestone with respect to the Initial System. For a period of *** (a "Testing Period") after the date of each such notice, BMS shall have the right to test the Initial System, as it then exists, at IRORI's site to verify that such Development Milestone has been satisfied (using the Development Milestone Criteria). BMS shall use reasonable efforts to expedite the performance of such testing.

                      (ii) If, prior to the expiration of any Testing Period, BMS fails to notify IRORI that such Development Milestone has not been satisfied, then such Development Milestone shall be deemed to have been satisfied.

                      (iii) If such testing indicates that such Development Milestone has not been satisfied, then prior to the expiration of the Testing Period, BMS shall notify IRORI of such non-satisfaction in sufficient detail to
allow IRORI to attempt to remedy it. During the   ***   period following receipt
of any such notice, IRORI shall use its best commercial efforts to satisfy such Development Milestone. If BMS reasonably determines, within *** after such *** period, that such Development Milestone still has not been satisfied, then BMS shall he excused


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temporarily from its obligation to make the payment of the Initial System
Purchase Price that pertains to such Development Milestone under Section 4.2, until such Development Milestone has been achieved. If BMS fails to notify IRORI that such Development Milestone has not been satisfied prior to the expiration of such *** period, then such Development Milestone shall be deemed to have been satisfied.

               (b) (i) On or before the Initial Delivery Deadline, IRORI shall manufacture the Initial System and have it ready at IRORI's factory for testing pursuant to this Section 2.2(b), IRORI shall give BMS notice (a "Readiness Notice") promptly after IRORI believes that the Initial System has been completed and is ready for delivery. BMS shall have the right, as promptly as possible after the date of each Readiness Notice, and in any event not more than *** after the date of such notice, to test the Initial System to verify that the Initial System conforms to the System Specifications (using testing protocols developed by the Development Committee).

                      (ii) If, prior to the expiration of such *** period, BMS fails to notify IRORI that the Initial System does not conform to the System Specifications, then the Initial System shall be deemed to conform to the System Specifications, and BMS shall be deemed to have accepted the Initial System.

                      (iii) If such testing indicates that the Initial System does not conform to the System Specifications, then prior to the expiration of such *** period, BMS shall notify IRORI of such non-conformity in sufficient detail to allow IRORI to attempt to remedy it. During the *** period following receipt of any such notice, IRORI shall use its best commercial efforts to bring the Initial System into conformity with the System Specifications. If BMS reasonably determines, within *** after such *** period, that the Initial System still does not conform to the System Specifications, then BMS shall be entitled to reject the Initial System by notice to IRORI, in addition to any other rights BMS may have under this Agreement, at law or in equity. If BMS fails to notify IRORI that the Initial System does not conform to the System Specifications prior to the expiration of such *** period; then the Initial System shall be deemed to conform to the System Specifications, and BMS shall be deemed to have accepted the Initial System.

               (c) Notwithstanding Section 14.15, any dispute arising between the Parties as to whether a Development Milestone has been satisfied or the Initial System conforms to the System Specifications shall finally be determined by the Development Committee in accordance with Section 3.4.

        2.3 Delivery; Installation.

               (a) Within *** after BMS's receiving a Readiness Notice with respect to the Initial System, BMS shall notify IRORI of the location of the Facility and of any special delivery instructions. The Parties shall cooperate in coordinating the delivery and installation of the


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Initial System at the Facility. IRORI shall install the Initial System at the
Facility in accordance with BMS's reasonable instructions and the System Specifications.

               (b) BMS shall have the right, as promptly as possible after installation of the Initial System but in any event not more than *** after IRORI's installation of the initial System at the Facility, to verify that the Initial System continues to conform to the System Specifications. To the extent it does not, IRORI shall promptly bring the Initial System into such conformity.

        2.4 Identification; Passage of Title. The Initial System shall be identified to this Agreement as of the Effective Date. IRORI shall bear the risk of any loss, deterioration or damage until the Initial System has been delivered and installed at the Facility in accordance with the term of this Agreement. Except as provided in Section 5.2, title to the Initial System shall pass to BMS upon delivery and installation of the Initial System at the Facility in accordance with the terms of this Agreement.

        2.5 Option to Purchase Additional System.

               (a) At any time prior to   ***    ***  , BMS shall have an option
to purchase a second System (the "Second System"). The total purchase price (the "Second System Purchase Puce") payable by BMS in consideration of IRORI's manufacture, delivery and installation of the Second System by IRORI, and the Right and License with respect to the Second System that will be effective upon
the Acceptance Date with respect thereto, shall be   ***  ; provided, however,
that if the Acceptance Date with respect to the Second System is delayed more
than   ***   (such period, as may be extended as provided below, the "Grace
Period") after the Second Delivery Deadline (as defined herein), the Second
System Purchase Price shall be reduced by   ***   (calculated without regard to
any previous reductions) for each   ***   (of portion thereof) that such
Acceptance Date is delayed beyond the Grace Period, except to the extent that BMS causes any such delay. The Parties acknowledge and agree that BMS's testing of the Second System in accordance with Section 2.2 shall not constitute delay. If the Grace Period has not expired at the time IRORI sends a Readiness Notice with respect to the Second System, then the Grace Period shall be extended (or, as the case may be, any period of delay of the Acceptance Date with respect to the Second System beyond the expiration of the Grace Period shall be tolled), day-for-day, for each day that elapses between BMS's receipt of any Readiness Notice and completion of BMS's inspection of the Second System pursuant to
Section 2.2(b)(i) (as such Section relates to the Second System pursuant to Section 2.5(d)). BMS shall notify IRORI Promptly of the completion of any such inspection.

               (b) BMS may exercise such option by delivering a notice (the "Option Exercise Notice") to IRORI. The Option Exercise Notice shall set forth the date on which BMS expects IRORI to deliver a Readiness Notice with respect to the Second System (the "Second Delivery Deadline"), which shall not be sooner
than        ***         ***


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***   Following receipt of an Option Exercise Notice, IRORI shall use its best commercial efforts to diligently manufacture, deliver and install the Second System in a timely and expeditious manner. The Second System shall be identified to this Agreement as of the date of the Option Exercise Notice.

               (c) BMS shall pay the Second System Purchase Price according to the following schedule:

                      (i)   ***   shall be paid in conjunction with delivery of
the Option Exercise Notice;

                      (ii)   ***   shall be paid within 45 days after the
Acceptance Date with respect to the Second System; and

                      (iii)   ***   shall be paid within 45 days after BMS's
verification, pursuant to Section 2.3(b), that the Second System conforms to the System Specifications.

In the event that BMS rejects the Second System pursuant to Section 2.2(b)(iii), BMS shall be excused from making any further payment of the Second System Purchase Price.

               (d) Except as expressly set forth in this Section 2.5, Sections 2.2(b), 2.3 and 2.4 shall apply to IRORI's manufacture, delivery and installation of the Second System as well as to its manufacture, delivery and
installation of the Initial System; provided, however, that the   ***   periods
referred to in Sections 2.2(b) and 2.3(b) shall be reduced to   ***   with
respect to the Second System, so long as IRORI shall have given BMS at least *** prior notice as to the date on which the Readiness Notice with respect to the Second System will be delivered.

3. DEVELOPMENT COMMITTEE.

        3.1 Members. The Parties shall establish the Development Committee (the "Development Committee"), which shall be comprised of six members, three representatives designated by each Party. Members of the Development Committee may be represented at any meeting by a designee appointed by such member for such meeting. The chairperson of the Development Committee shall be designated annually on an alternating basis between the Parties. The initial chairperson shall be selected by BMS. The Party not designating the chairperson shall designate one of its representative members as secretary to the Development Committee for such year. Each Party shall be free to change its representative members, on notice to the other Party.

        3.2 Responsibilities. The Development Committee shall be responsible for:

               (a) developing, reviewing and modifying, from time to time, testing protocols for all Systems and Enhancements;

               (b) reviewing and modifying, from time to time, the System Specifications, Enhancement Specifications and NanoKan Specifications;


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               (c) developing, reviewing and modifying, from time to time, criteria (the "Development Milestone Criteria") for determining whether each of the Development Milestones has been satisfied; and

               (d) overseeing the testing of all Systems prior to the delivery thereof.

The Development Committee shall use its best efforts to develop the testing protocols for the Initial System and the Development Milestone Criteria not later than 90 days after the Effective Date.

        3.3 Meetings. The Development Committee shall meet at such times and in such places as the Parties shall agree. Meetings may also be called by either Party, on 10 days' written notice to the other unless such notice is waived by the Parties. The meetings shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notices of meetings to all members. The Development Committee may also convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate.

        3.4 Decisions.

               (a) All decisions of the Development Committee shall be made by unanimous agreement of the members (or their designees) present in person or by telephone at any meeting, provided that at least one representative of each Party is present at such meeting.

               (b) In the event that unanimity cannot be reached by the Development Committee with respect to a matter that is subject to its decision-making authority, then the matter shall be referred for further review and resolution to the Vice President, Chemistry, at BMS, or such other similar position designated by BMS from time to time, and the Vice President, Business Development, at IRORI, or such other similar position designated by IRORI from time to time. Such designated officers of each Party shall use reasonable efforts to resolve the matter within 30 days after the matter is referred to them. If they cannot resolve the matter within 30 days, the matter shall be referred for further review and resolution to the President of BMS's Pharmaceutical Research Institute, or such other similar position designated by BMS from time to time, and IRORI's Chief Executive Officer, or such other similar position designated by IRORI from time to time. Such designated officers of each Party shall use reasonable efforts to resolve the matter within 30 days after the matter is referred to them. If they cannot resolve the matter within 30 days, then the matter shall be decided by the President of BMS's Pharmaceutical Research Institute, or such other similar position designated by BMS from time to time, in good faith, giving appropriate consideration to the reasonable business, scientific and technical feasibility concerns of IRORI.

               (c) All decisions of the Development Committee or the designated officer(s) of the Party(ies) made in accordance with the procedures set forth in this Section 3.4 shall be final and binding upon the Parties and shall only he appealable by either of the Parties if not made in good faith or, to the extent applicable, with appropriate consideration of reasonable business, scientific and technical feasibility concerns.



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        3.5 Term. The Development Committee shall exist for such period as necessary to perform the responsibilities assigned to it under this Agreement.

        3.6 Expenses. Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Development Committee.

4. INITIAL SYSTEM PURCHASE PRICE; PAYMENT.

        4.1 Initial System Purchase Price. The total purchase price (the "Initial System Purchase Price") payable by BMS in consideration of IRORI's manufacture, delivery and instillation of the Initial System by IRORI, and the Right and License with respect thereto that will be effective upon the Acceptance Date with respect to the Initial System, shall be $4,000,000. Notwithstanding any other provision of this Agreement, IRORI shall not be entitled to receive any consideration beyond the amount of the Initial System Purchase Price in connection with such manufacture, delivery and installation, except pursuant to Section 5.4.

        4.2 Payment Schedule. BMS shall pay the Initial System Purchase Price upon the occurrence of the events set forth on Exhibit A (each such event, a "Development Milestone") and in accordance with the progress payment schedule set forth on Exhibit B attached. Each progress payment shall be made within 30 days after the satisfaction of the relevant Development Milestone as provided in
Section 2.2, without the need for IRORI to submit an invoice therefor to BMS.

        4.3 Mode of Payment; Taxes. BMS shall make all payments required under this Agreement as directed by IRORI from time to time in U.S. Dollars. BMS shall pay all federal, state and local sales, use, property, excise or other taxes imposed on or with respect to the manufacture, delivery and installation of the Systems, except taxes levied on IRORI's net income.

5. INTELLECTUAL PROPERTY; UPDATES.

        5.1 Invention Ownership. IRORI shall own all inventions, processes, improvements, works of authorship, technology, ideas, data and know-how, whether or not entitled to patent or copyright protection, that arise from IRORI's performance of its obligation to manufacture the System (collectively, "inventions"). The Parties agree that any Inventions shall not constitute "works made for hire" under U.S. copyright law.

        5.2 Title Does Not Pass; Right and License. Notwithstanding any other provision of this Agreement, title to any Software, Inventions and other proprietary intellectual property of IRORI adapted or incorporated into the System, Updates (as such term is defined herein) or Enhancements (collectively, the "IRORI Intellectual property") shall not pass to BMS. Instead, to the extent necessary, IRORI hereby grants BMS (effective upon the Acceptance Date with respect to each System) a non-exclusive, paid-up worldwide right and license during the term of this Agreement under the IRORI Intellectual Property to operate each respective System purchased pursuant to this Agreement and exercise its rights under this Agreement (collectively, the "Right and License"). BMS shall not have the right to sublicense the Right and License without the prior written consent of IRORI. BMS shall not have the right to assign the Right and




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License except in connection with an assignment of all of BMS's rights and obligations under this Agreement pursuant to, and in compliance with, Section 14.3.

        5.3 Updates. For a period of   ***   following the Acceptance Date with
respect to each System and at no cost to BMS, IRORI shall provide and incorporate into such System, or grant BMS a Right and License to use, as the case may be, all Updates to such System that are developed during such period.
Following such   ***   period, BMS shall have the right to purchase, or to be
granted a Right aid License to use, as the case may be, such Updates at IRORI's standard commercial races therefor. Title to all Updates that are not IRORI Intellectual Property shall pass to BMS upon their incorporation into the System.

        5.4 Enhancements.

               (a) During the term of this Agreement, IRORI shall notify BMS promptly after the development of any Enhancement not developed for BMS pursuant to Section 5.4(b). Any such notice shall include a copy of the applicable Enhancement Specifications. BMS shall have the right to purchase, or to obtain a Right and License to use, as the case may be, any or all such Enhancements. In the event that BMS wishes to purchase any such Enhancement or such Right and License, BMS shall notify IRORI, and IRORI shall quote BMS a price therefor (the
"Enhancement Purchase Price").   ***     ***     ***. BMS may purchase such
Enhancement or a Right and License to use same, as the case may be, by submitting a purchase order which is in a form mutually acceptable to the parties, to the extent that such form is not inconsistent with the terms of this
Agreement, within    ***   .

               (b) In addition, BMS shall have the right to request, from time to time, that IRORI develop Enhancements to meet Enhancement Specifications proposed by BMS. IRORI shall not unreasonably refuse to develop any such Enhancements. Promptly after any such request by BMS, the Development Committee shall develop the Enhancement Specifications for the Enhancement. Promptly after the Enhancement Specifications have been finalized, IRORI shall quote BMS the Enhancement Purchase Price for the development and incorporation of such Enhancement into the System (and, to the extent necessary a Right and License to use same), *** , and shall provide a good faith estimate of the time IRORI will require to develop such Enhancement. BMS may purchase such Enhancement or a Right and License to use same, as the case may be, by submitting a purchase order which is in a form mutually acceptable to the parties, to the extent that such form is not inconsistent with the terms of this Agreement, *** . Following receipt of any such purchase order, IRORI shall use its best commercial efforts to deliver and incorporate into the System such Enhancement within the estimated development period.

               (c) For a period of *** after IRORI's incorporation of any Enhancement into the System, BMS shall have the right to test the System to verify that the Enhancement conforms to the applicable Enhancement Specifications (using the testing protocol developed by the


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Development Committee). If BMS fails to notify IRORI that the Enhancement does not conform to the applicable Enhancement Specifications prior to the end of such *** period, then the Enhancement shall be deemed so to conform, and BMS shall be deemed to have accepted it.

               (d) If such testing indicates that the Enhancement does not conform to the Enhancement Specifications, then prior to the expiration of such
***   period referred to in Section 5.4(c), BMS shall notify IRORI of such non-conformity in sufficient detail to allow IRORI to attempt to bring the Enhancement into conformity with the applicable Enhancement Specifications.
During the   ***   period following receipt of any such notice, IRORI shall use its best commercial efforts to bring the Enhancement into conformity with the applicable Enhancement Specifications, and BMS shall allow IRORI's representatives reasonable access to the System(s), during normal business
hours, for such purpose. If BMS reasonably determines, within   ***   after such
     ***   period, that the Enhancement does not conform to the applicable
Enhancement Specifications, then BMS shall be entitled to reject the Enhancement by notice to IRORI. In the event of any such rejection, IRORI shall promptly un-install the Enhancement and refund to BMS the entire amount of price previously paid by BMS with respect thereto. If BMS fails to notify IRORI that the Enhancement does not conform to the applicable Enhancement Specifications
prior to the end of such   ***   period, then the Enhancement shall be deemed so
to conform, and BMS shall be deemed to have accepted it.

               (e) Title to all Enhancements (i.e., to BMS's physical copies thereof) that are not IRORI Intellectual Property shall pass to BMS upon BMS's acceptance thereof.

               (f) IRORI shall submit an invoice for the Enhancement Purchase Price to BMS upon delivery and installation of an Enhancement into the System. All invoices shall be sent to the address specified on the BMS purchase order. Payment of such invoices shall made within 45 days after receipt of an invoice for such payment.

        5.5 Installation. The Parties shall cooperate in coordinating the delivery and installation of any Updates or Enhancements.

        5.6 Source Code.

               (a) Within 180 days after the Effective Date and within 10 days after the first day of each calendar quarter thereafter until the Source Code Release Date (as herein defined), IRORI shall deposit with Data Securities International, located in San Diego, California (the "Escrow Agent"), a copy of the most current source code and any documentation (including drawings, blueprints and other technical information) of and for the Software or otherwise necessary or useful for the operation of the System, all pursuant to an escrow agreement (the "Escrow Agreement") the terms and conditions of which are acceptable to BMS. The Escrow Agreement shall provide, among other things, that BMS shall have access to such source code, subject to the Right and License and the other terms and conditions of this Agreement, if IRORI or any of its Affiliates becomes the subject of any voluntary or involuntary proceeding, under state or federal law, in the nature of bankruptcy, receivership or assignment for the benefit


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 of creditors which is not dismissed withal 60 days after the institution, initiation or filing of such proceeding.

                      (b)    ***
                             ***
                             ***

               ***    . Notwithstanding any other provision of this Agreement,
BMS's rights under this Section 5.6(b) shall terminate upon any assignment of its rights and obligations under this Agreement to a Third Party,

6. SUPPORT; TRAINING.

        6.1 Support and Maintenance. During the   ***   period following the
Acceptance Date with respect to each System, IRORI shall provide BMS with customer and technical support in connection with BMS's use of such System, and
maintenance of such System, at no additional cost to BMS. After such   ***
period and during the remainder of the term of this Agreement, IRORI shall provide BMS with customer and technical support in connection with BMS's use of such System, and maintenance of such System, at IRORI's published commercial rates therefor. Such support and maintenance shall include critical bug fixes, reasonable assistance via telephone and fax, dial in via modem assistance, receipt of any newsletter or other customer publications put out by IRORI and on-site support.

        6.2 Training. For a period of   ***   after the Acceptance Date with
respect to each System, and for a period of   ***   following the installation
of any major Update or BMS's acceptance of any Enhancement, IRORI shall provide training in the operation and maintenance thereof to BMS's employees at the Facility, at no additional cost to BMS. BMS shall be responsible for all per diem expenses incurred by its employees in connection with any such training. The Parties shall cooperate in the scheduling of all such training.

7. SUPPLY AND PURCHASE.

                7.1 Initial Obligations.

               (a) On the Acceptance Date with respect to the Initial System, BMS automatically shall be deemed to have ordered from IRORI an aggregate of
   ***   NanoKans, at a price of   ***   each, and IRORI shall be entitled to
submit to BMS an invoice therefor, in accordance with Section 7.9(a).

               (b) From time to time after the Acceptance Date with respect to the Initial System, BMS shall deliver to IRORI resins to be loaded into the NanoKans ordered by BMS pursuant to Section 7.1(a) (arty resins delivered by BMS pursuant to this Section 7 collectively, the "BMS Resins"), accompanied by instructions as to how many of such NanoKans should be loaded with such BMS Resins and as to shipping and delivery of such NanoKans. Within 30


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days after each such delivery of a sufficient quantity of BMS Resins, IRORI shall load such NanoKans with such BMS Resins and deliver same to BMS in accordance with Section 7.4, at no additional cost or expense to BMS. IRORI acknowledges that all BMS Resins shall be proprietary to, and shall constitute Confidential Information of, BMS.

                7.2 Requirements.

               (a) After BMS has ordered an aggregate of *** NanoKans pursuant to Section 7.1, BMS shall purchase from IRORI, and IRORI shall supply to BMS, NanoKans representing 100(degree)% of BMS's requirements for microreactors for solid phase synthesis for use with the Systems. ***
                                                      ***
                      ***    . If IRORI has not supplied NanoKans to any Third
Party within such 12-month period, then such price shall be   ***   per NanoKan,
subject to adjustment commencing on January 1, 2001 (and on each January 1 thereafter) to reflect the aggregate change, if any, in the Consumer Price Index (All Consumers, All Urban Areas), published by the U.S. Department of Labor, during the period commencing on the immediately preceding January 1.

               (b) At any time following the seventh anniversary of the Acceptance Date with respect to the Initial System, BMS shall have the right to terminate its obligations under Section 7.2(a), or from time to time to reduce the percentage of BMS's requirements for NanoKans that it is obligated to purchase thereunder, by giving 180 days' prior notice to IRORI.

        7.3 Orders. Except as set forth in Section 7.1, BMS shall place orders for NanoKans with IRORI, setting forth trade units, delivery dates and shipping instructions with respect to each shipment, from time to time. IRORI shall accept such orders from BMS. BMS's orders shall be made pursuant to a purchase order which is in a form mutually acceptable to the parties, to the extent that such form is not inconsistent with the terms of this Agreement. In conjunction with the delivery of each such purchase order, BMS shall deliver to IRORI a sufficient quantity of the BMS Resins with which the NanoKans ordered by BMS are to be loaded.

        7.4 Delivery. IRORI shall deliver all NanoKans ordered by BMS pursuant
to Section 7.3 or 7.7 within   ***   of IRORI's receipt of BMS's purchase order
therefor (provided that BMS has delivered a sufficient quantity of the BMS Resins as provided in Section 7.3 or 7.7, as applicable). All NanoKans delivered pursuant to this Agreement shall be suitably packed for shipment by IRORI and marked for shipment to the destination point indicated in BMS's purchase order. All NanoKans will be delivered F.O.B. the shipping point designated by IRORI. The shipping packaging shall be in accordance with good commercial practice with respect to protection of the NanoKans during transportation. All shipping and insurance costs, as well as any special packaging expenses, shall be paid by BMS.


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        7.5 Quality Control. IRORI shall conduct quality control testing of the
NanoKans prior to shipment in accordance with its customary quality control procedures. IRORI shall retain records pertaining to such testing.

        7.6 Acceptance; Rejection.

               (a) BMS may test or cause to be tested the NanoKans supplied by IRORI, using a random sampling methodology and otherwise in accordance with
BMS's customary procedures, within   ***   of receipt thereof by BMS or its
designee. BMS or its designee shall have the right to reject any shipment of NanoKans made to it under this Agreement which does not meet the NanoKan Specifications when received by BMS. All claims by BMS of non-conforming NanoKans shall be deemed waived unless made by BMS in writing and received by
IRORI within such   ***   period. At IRORI's request and expense, BMS shall
return to IRORI or destroy, in accordance with IRORI's instructions, any rejected shipment of NanoKans.

               (b) In the event that the parties are unable to agree as to whether a shipment of NanoKans supplied by IRORI hereunder meet the NanoKan Specifications, such question shall be submitted to an independent quality control laboratory as the Parties may mutually agree upon. The findings of such independent laboratory shall be binding upon the Parties, absent manifest error. The cost of the independent quality control laboratory shall be borne by the Party whose results are shown by such laboratory to have been incorrect.

               (c) In the event that IRORI concedes or the independent quality control laboratory finds that a shipment of NanoKans does not comply with the NanoKan Specifications, IRORI will, to the extent such shipment has not been replaced pursuant to Section 7.7, remanufacture and deliver to BMS the same quantity of NanoKans as contained in the shipment in question promptly after BMS's delivery of replacement BMS Resins to be loaded into such NanoKans.

        7.7 Interim Replacement. During the pendency of any dispute concerning the conformity of a shipment of NanoKans to the NanoKan Specifications, IRORI shall replace the shipment under dispute, at the request of BMS, promptly after BMS's delivery of replacement BMS Resins to be loaded into such NanoKans. Such replacement NanoKans shall be ordered in accordance with Section 7.3 and shall be invoiced by IRORI and paid for by BMS at the same price as the rejected shipment of NanoKans was invoiced.

        7.8 Replacement of BMS Resins. In the event that any BMS Resins delivered to IRORI pursuant to this Section 7 are damaged or destroyed due to the negligence or willful misconduct of IRORI, or its employees or agents, then IRORI shall reimburse BMS for any actual manufacturing costs incurred by BMS in connection with the replacement of such BMS Resins.

        7.9 Invoicing; Payment.


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               (a) IRORI shall submit an invoice to BMS upon shipment of
NanoKans ordered by BMS hereunder, whether pursuant to Section 7.1, 7.3 or 7.7. All invoices shall be sent to the address specified on the BMS purchase order, and each such invoice shall include any insurance, taxes or other costs incident to the purchase or shipment initially paid by IRORI but to be borne by BMS hereunder.

               (b) Payment of such invoices shall made within 45 days after receipt of an invoice for such payment; provided, however, that BMS shall not be required to pay any invoice with respect to any shipment of NanoKans that fails to meet the NanoKan Specifications, but BMS shall be obligated to pay in full for any rejected shipment of NanoKans that is subsequently determined to meet the NanoKan Specifications; and provided, further, that the running of such 45-day period shall be tolled during the pendency of any dispute concerning the conformity of a shipment of NanoKans to the NanoKan Specifications. In the event that BMS pays for a shipment of NanoKans and subsequently rejects such shipment in accordance with the terms of this Agreement, BMS shall be entitled to a refund or credit equal to the amount paid with respect to such rejected shipment and to reimbursement of the actual manufacturing costs incurred by BMS in connection with a BMS Resins loaded into such NanoKans.

        7.10 Allocation.

               (a) Subject to Section 7.10(b), in the event that IRORI is unable to supply all of BMS's requirements for NanoKans in accordance with Section 7.4,
due to force majeure or otherwise, IRORI shall allocate to   ***   of its
available NanoKans to BMS until IRORI has supplied all such NanoKans.

               (b) The Parties acknowledge and agree that during the term of this Agreement IRORI may enter into a relationship with one Third Party that shall be a strategic partner for purposes of this Section 7.10. If, at any time when IRORI is unable to supply all of BMS's requirements for NanoKans, IRORI has entered into a relationship with such a strategic partner, then IRORI shall
allocate   ***   of its available NanoKans between BMS and such partner, in proportion to the quantity of NanoKans for which each of them has orders pending at such time. IRORI shall promptly disclose BMS the identity of any such strategic partner, if such strategic partner consents to such disclosure, in which case IRORI shall have the right to disclose to such strategic partner the existence (but not the specific financial terms) of BMS's relationship with IRORI under this Agreement. In any event, in connection with any allocation under this Section 7.10(b), IRORI shall notify BMS promptly of the identity of any such strategic partner, if IRORI has not already done so.

        7.11 Right to Manufacture.

               (a) In the event of an Inability to Supply, BMS may elect either:
(i) to manufacture (or have manufactured) pursuant to Section 7.12 such quantity of NanoKans that IRORI fails so to supply; or (ii) to assume full responsibility for the supply of all of BMS's requirements for NanoKans under this Agreement. For purposes of this Section 7, an "Inability


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

to Supply" shall mean: (X) with respect to any 60-day period, more than   ***
of the NanoKans to be delivered during such period were delivered more than 30 days after the respective delivery dates therefor; or (Y) with respect to any
six-month period, more than   ***   of the NanoKans to be delivered during such
period were delivered after the respective delivery dates therefor, provided, in
each case, that not more than   ***  , nor fewer than   ***   , NanoKans were to
be delivered during any 30-day period.

               (b) The remedy provided in this Section 7.11 shall be in addition to any other remedies available to BMS under this Agreement, at law or in equity. BMS's rights under this Section 7.11 shall not be affected in any way by its waiver or failure to take action with respect to any previous event giving rise to such right.

        7.12 BMS's Right to Manufacture. IRORI hereby grants to BMS, and BMS hereby accepts, a license (the "Manufacturing License") under all necessary IRORI patents and know-how to make or have made NanoKans for such of BMS's requirements as BMS has elected pursuant to Section 7.11(a)(i) or (ii). Such Manufacturing License shall be subject to all other terms and conditions of this Agreement. In addition, BMS agrees not to exercise any of its rights under the Manufacturing License except to the extent expressly permitted in Section 7.11(a). In such event: (i) IRORI shall provide to BMS (or its designee) copies of all documentation within IRORI's control that is reasonably necessary for BMS to manufacture (or have manufactured) NanoKans; (ii) IRORI shall provide such technical assistance to BMS (or its designee) as is reasonably necessary to enable BMS (or such of its Affiliates, Third Parties or designees as it may designate) to manufacture NanoKans pursuant to the NanoKan Specifications, including, without limitation, providing all information and know-how necessary or useful for the construction of a resin-loading machine; (iii) BMS shall be relieved of its obligation to purchase such quantities of NanoKans from IRORI, to the extent that BMS has the right to exercise the Manufacturing License; and
(iv) IRORI shall reasonably cooperate with BMS to establish an alternative supply, including sources of materials. In the event that BMS has NanoKans manufactured by a Third Party, such Third Party shall enter into a confidentiality agreement with IRORI to protect against the unauthorized use and disclosure of IRORI's Confidential Information.

8. REPRESENTATIONS AND WARRANTIES; COVENANTS.

        8.1 Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party that: (i) it is free to enter into this Agreement; (ii) in so doing, it will not violate my other agreement to which it is a party; and (iii) it has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement.

        8.2 Representations and Warranties of IRORI. IRORI represents and warrants to BMS that:


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               (a) IRORI shall adhere to all governmental laws and regulations applicable to the performance of its obligations under this Agreement.

               (b) IRORI shall have secured in a timely manner all permits or licenses required in connection with the performance of its obligations under this Agreement.

               (c) Neither IRORI's manufacture, delivery, installation and sale of the System, nor its manufacture and sale of NanoKans, nor BMS's use of the System or NanoKans shall infringe upon any U.S. or foreign Patent and shall not violate, convict with or infringe upon any other rights of any Third Party.

               (d) No action; suit of claim, has been initiated, or threatened in writing, against IRORI with respect to the intellectual property necessary for it to perform its obligations under this Agreement (including, without limitation, the IRORI Intellectual Property in existence as of the Effective
Date), or its right to enter into and perform its obligations under this Agreement.

               (e) Each System and Enhancement shall be free from defects in material and workmanship under normal use and service and, if operated and maintained in accordance with IRORI's reasonable written instructions, shall perform in accordance with the System Specifications or applicable Enhancement
Specifications, as the case may be, for a period of   ***  with respect thereto.

               (f) IRORI has not previously entered into or agreed to enter into any agreements with any Third Parties with respect to the manufacture, delivery and installation of any Systems or the manufacture and supply of NanoKans; provided, however, that BMS acknowledges that IRORI is in advanced stages of discussions with one Third Party which may become the strategic partner referred to in Section 7.10(b) and/or the Permitted Purchaser (as such term is defined in Section 9.1); and provided, further, that the Parties agree that in the event, prior to the Effective Date, IRORI has entered into an agreement with any Third Party pursuant to which it becomes such strategic partner and/or such Permitted Purchaser, then IRORI shall not have the right to enter into any agreements with any additional Third Parties pursuant to Section 7.10(b) and/or 9.1, as the case may be.

        8.3 Limited Right of Repair. In connection with any breach of the representations and warranties of IRORI set forth in Section 8.2(e) arising after BMS's acceptance of a System or an Enhancement, as the case may be, IRORI shall be entitled, at its sole cost and expense, to attempt to rectify, via repair, replacement or Update, any such breach during a reasonable period of time (but in no event greater than 60 days) after BMS provides IRORI notice of such breach. During any such period when IRORI is diligently attempting to rectify any such breach (or, if IRORI succeeds in so rectifying, thereafter), BMS shall not pursue any remedy under this Agreement or otherwise at law or in equity with respect to such breach. The Parties acknowledge and agree that any forbearance by BMS pursuant to the preceding sentence shall not constitute a waiver of any of BMS's rights in connection with such breach.


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        8.4 Disclaimer of Warranty. EXCEPT AS SPECIFICALLY SET FORTH IN SECTIONS
8.1 AND 8.2, IRORI DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF DESIGN, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FRONT A COURSE OF DEALING OR USAGE OF TRADE PRACTICE, WITH RESPECT TO ANY SYSTEM OR NANOKANS PURCHASED BY BMS UNDER THIS AGREEMENT.

        8.5 Covenants of BMS. BMS covenants to IRORI that BMS shall not create, or attempt to create, by decompilation, reverse engineering or otherwise, the System or any of its components, including without limitation the Software, or NanoKans.

9. THIRD PARTIES.

        9.1 Semi-Exclusivity. During the period commencing on the Effective Date and ending on the first anniversary of the Acceptance Date with respect to the Initial System, IRORI shall not sell, license, lease or otherwise transfer any interest in a System (or any functionally equivalent system,) to or for, or operate a System (or any functionally equivalent system) for the benefit of, more than one Third Party (such one Third Party, the "Permitted Purchaser"), which shall be chosen at IRORI's sale discretion.

        9.2 Most Favored Nation.

               (a) If, during the period commencing on the Effective Date and
ending on the   ***   with respect to the Initial System (the "Protected
Period"), IRORI sells, or otherwise conveys full or substantially full title to, a System (or any functionally equivalent system) to any Third Party at a price less than the Initial System Purchase Price (a "Below-Price Sale"), then the Initial System Purchase Price shall be adjusted, whether prospectively or retroactively, to such lower price. IRORI shall promptly notify BMS of any Below-Price Sale. If a Below-Price Sale occurs prior to BMS's payment in full of the Initial System Purchase Price, then BMS's remaining payments against the Initial System Purchase Price shall be adjusted accordingly. To the extent that the amount of such remaining payments is insufficient to realize the full adjustment to be made pursuant to this Section 9.2 or if a Below-Sale occurs after BMS's payment in full of the Initial System Purchase Price, IRORI shall refund the difference or the amount of such adjustment, as the case may be, to BMS within 30 days after the date of IRORI's notice of such Below-Price Sale.

               (b) During the Protected Period, following any adjustment of the Initial System Purchase Price pursuant to Section 9.2(a), if and as often as IRORI sells, or otherwise conveys full or substantially full title to, a System (or any functionally equivalent system,) to any Third Party at a price less than the price to which the Initial System Purchase Price previously has been adjusted, then the Initial System Purchase Price shall be further adjusted to such lower price, in accordance with Section 9.2(a).


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               (c) Notwithstanding the other provisions of this Section 9.2, the
Parties acknowledge and agree that if any Third Party purchases a System for no
less than   ***   and subsequently purchases a second System for no less than
   ***   , the purchase and sale of such second System shall not constitute a
Below-Price Sale.

        9.3 Audit Request.

               (a) Commencing on the Effective Date and until the sixth anniversary of the Acceptance Date with respect to the Initial System, at the request of BMS, IRORI and its Affiliates shall permit an independent certified public accountant appointed by BMS, at reasonable times and upon reasonable notice, to examine all relevant records and all other documents in the possession or control of IRORI or its Affiliates as may be necessary: (i) to verify IRORI's satisfaction of its obligations under Sections 9.1 and 9.2; or
(ii) to verify that IRORI is not in breach of its representation and warranty under Section 8.2(f).

               (b) During the term of this Agreement and for a period of three years thereafter, at the request of BMS, IRORI and its Affiliates shall permit an independent certified public accountant appointed by BMS, at reasonable times and upon reasonable notice, to examine all relevant records and all other documents in the possession or control of IRORI or its Affiliates as may be necessary: (i) to verify IRORI's satisfaction of its obligations under Section 7.10; or (ii) in connection with any assignment pursuant to Section 14.3(b), to verify the correctness of any Assignment Fee charged by IRORI.

               (c) Said accountant shall not disclose to BMS the identity of any Third party with which IRORI has a relationship. The results of any such examination shall be made available to both Parties. BMS shall bear the full cost of the performance of any such audit unless the results of such audit indicate that IRORI is in default with respect to its obligations identified in
Section 9.3(a) or (b), in which event IRORI shall bear such cost.

10. INDEMNIFICATION.

        10.1 Obligation to Indemnify. Subject to Section 8.3, IRORI shall defend, indemnify and hold BMS and its Affiliates, and each of their respective directors, officers and employees (each, an "Indemnitee"), harmless from and against any and all claims, suits or demands for liability, damages, losses, costs and expenses (including the costs and expenses of attorneys and other professionals) arising out of Third Party claims or suits resulting from a breach of IRORI's representations and warranties set forth in Section 8.2, or from any tort claims of personal injury (including death) or property damage relating to or arising out of BMS's use of the System and/or NanoKans in accordance with the System Specifications and/or the NanoKan Specifications, as the case may be, and IRORI's written instructions.

        10.2 Notice. In the event that any Indemnitee is seeking indemnification under Section 10.1, such Indemnitee shall inform IRORI of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit IRORI to assume direction and control of the defense of the claim (including the sole right to settle the claim at IRORI's sole discretion,


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provided that such settlement does not materially adversely affect any rights of, or impose any obligation on, the Indemnitee) with legal counsel selected by IRORI and reasonably acceptable to BMS, and shall cooperate as requested (at the expense of the IRORI) in the defense of the claim.

        10.3 Complete Indemnification. As the Parties intend complete indemnification, all costs and expenses incurred by an Indemnitee in connection with enforcement of this Section 10 shall also be reimbursed by IRORI.

        10.4 Insurance. During the term of this Agreement and for a period of 10 years thereafter, IRORI shall maintain basic comprehensive general liability and products liability insurance (including contractual liability coverage on IRORI's indemnification obligations under this Agreement) with respect to the work it performs and the products it manufactures and sells under this Agreement substantially consistent with the insurance coverage described on Exhibit C, which insurance shall designate BMS as an additional insured and shall pay the premiums due thereunder. The terms and conditions of such insurance policy and any and all amendments thereto, as well as the amount insured, shall be submitted for reasonable approval to BMS, and BMS shall receive a copy of any such policy and amendments thereto.

        10.5 Partial Limitation on IRORI Indemnity. In no event shall IRORI's liability under this Section 10 with respect to Third Party claims or suits resulting from a breach of IRORI's representations and warranties set forth in
Section 8.2 exceed the total Purchase Price paid by BMS under this Agreement.

11. CONFIDENTIALITY.

        11.1 Confidential Information. Except as expressly provided herein, the Parties agree that, during the term of this Agreement and for eight years thereafter, the receiving Party shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other Party pursuant to this Agreement which, if disclosed in tangible form, is marked "Confidential" or with other similar designation to indicate its confidential or proprietary nature or, if disclosed orally, is indicated as confidential or proprietary in writing by the disclosing Patty within a reasonable time after such disclosure (collectively, "Confidential Information"). Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

               (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

               (d) was subsequently lawfully disclosed to the receiving Party by a Third Party or developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party.

        11.2 Permitted Disclosures. Notwithstanding the provisions of Section 11.1, each Party may disclose the other Party's Confidential Information to the extent such disclosure is reasonably necessary to exercise the rights granted to it under this Agreement or to comply with applicable laws and regulations, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, to the extent it may legally do so, it will give reasonable advance notice to the latter Party of such disclosure and will use its reasonable efforts to limit the scope of such disclosure to only that information which it is necessary to disclose and to secure confidential treatment of such information prior to its disclosure. If the Party whose Confidential Information is to be disclosed has not filed a patent application with respect to such Confidential Information, it may require the other Party to delay the proposed disclosure (to the extent the disclosing Party may legally do so) for up to 90 days, to allow for the filing of such as application.

        11.3 Remedies. Each Party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to temporary, preliminary and permanent injunctions, without the posting of any bond or other security, enjoining or restraining the other Party and its Affiliates from any violation or threatened violation of this Section 11.

12. TERM; TERMINATION.

        12.1 Term. The term of this Agreement shall commence as of the Effective Date and shall expire upon the termination, pursuant to Section 7.2(b), of BMS's obligation to purchase NanoKans from IRORI, unless sooner terminated in accordance with this Section 12.

        12.2 Termination by BMS. BMS shall have the right to terminate this Agreement at any time prior to the Acceptance Date with respect to the Initial System, upon notice to IRORI, without further obligation to IRORI except as provided in this Section 12.2 and in Section 12.4(b). In conjunction with BMS's giving of any such notice, BMS shall pay the next payment of the Initial System Purchase Price that would have accrued under Section 4.2 if BMS had not terminated this Agreement. In addition, following any such termination, IRORI shall be entitled to retain all payments of the Initial System Purchase Price that BMS shall have made prior to the date of any such notice, and BMS shall remain liable to IRORI for all payments of the Initial System Purchase Price that shall have accrued but shall not have been paid prior to the date of any such notice.

        12.3 Breach.

               (a) Subject to Section 12.3(b), failure by either Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give to the Party in default notice specifying the nature of the default and requiring it to cure such default. If such default is not cured within 30 days after the receipt of such notice (or, if such default reasonably cannot be cured within such 30-day period, if the Party in default does not commence and diligently continue actions to cure such default), the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement and in addition to any other remedies available to it at law or in equity, to terminate this Agreement by giving further written notice, to take effect immediately upon delivery thereof. The right of either Party to terminate this Agreement, as provided in this Section 12.3(a), shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

               (b) Notwithstanding Section 12.3(a), BMS shall not have the right to terminate this Agreement with respect to:

                      (i) Any failure of IRORI to satisfy a Development Milestone or any failure of a System to conform to the System Specifications until IRORI has been given an opportunity to rectify such failure, as provided in Sections 2.2 and 2.3, as the case may be;

                      (ii) Any failure of as Enhancement to conform to the applicable Enhancement Specifications;

                      (iii) Any alleged failure of NanoKans supplied hereunder to conform to the NanoKan Specifications;

                      (iv) Any Inability to Supply;

                      (v) Any breach of the representations and warranties of IRORI set forth in Section 8.2(e) arising after BMS's acceptance of a System unless IRORI has been given an opportunity to rectify such breach, as provided in Section 8.3; or

                      (vi) Any breach of the representations and warranties of IRORI set forth in Section 8.2(e) with respect to any Enhancement.

        12.4 Effect of Termination.

               (a) Following the expiration of the term of this Agreement pursuant to Section 12.1 due to the termination, pursuant to Section 7.2(b), of BMS's obligation to purchase NanoKans from IRORI, the Right and License shall become perpetual.

               (b) Following the termination of this Agreement by BMS pursuant to Section 12.2, BMS shall return to IRORI the Initial System, or any components thereof, to the extent that same shall have been delivered to BMS prior to the effective date of such termination, at BMS's sole cost and expense. Neither Party thereafter shall have any obligation to the other, except under Section 11 and BMS's obligation to make payment of any portion of the Initial System Purchase Price that shall have accrued as of the date of such termination, and each Party shall return to the other all Confidential Information disclosed to such Party by the other Party (and all copies, analyses, derivatives, reflections and physical manifestations thereof); provided that each Party shall have the right to retain one copy for archival purposes only.

               (c) Following the termination of this Agreement by IRORI pursuant to Section 12.3: (i) BMS shall return to IRORI all Systems and Enhancements which it has not accepted prior to the effective date of any such termination, at BMS's sole cost and expense; (ii) BMS shall be entitled to retain all Systems and Enhancements which it has accepted and paid the

Purchase Price for prior to the effective date of any such termination; (iii) the light and License with respect to the Systems and Enhancements referred to in clause (ii) shall become perpetual; and (iv) IRORI shall be entitled to retain all payments of Purchase Price made by BMS prior to the effective date of such termination.

               (d) following the termination of this Agreement by BMS pursuant to Section 12.3: (i) BMS shall be entitled to retain all Systems and Enhancements which have been delivered to it prior to the effective date of any such termination, to the extent that BMS subsequently accepts and pays for same (including by offsetting any such payment obligations against BMS's claims against IRORI for damages); (ii) BMS shall be entitled to return to IRORI all Systems and Enhancements which have been delivered to BMS prior to the effective date of any such termination that BMS subsequently rejects; (iii) the Right and License with respect to the Systems and Enhancements referred to in clause (i) shall become perpetual; and (iv) the Manufacturing License shall become perpetual.

        12.5 Accrued Rights, Surviving Obligations.

               (a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

               (b) Except as provided in Section 12.4(b), all of the Parties' rights and obligations under Sections 2.4, 4.3, 5.1, 5.2, 5.4(e), the last sentence of Section 7.1(b), 7.6, 7.7, 7.8, 8, 9.3, 10, 11, 12.4, 14.1, 14.3,
14.9, 14.14, 14.15 and 14.16 shall survive expiration, termination or relinquishment of this Agreement.

13. FORCE MAJEURE.

        13.1 Events of Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to be in default under or in breach of any provision of this Agreement (other than, any obligation to pay money) far failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure shall be defined as causes beyond the control of the Party, including, without limitation, acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event BMS or IRORI, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement (other than any obligation to pay money) as it is thereby disabled from performing for so long as it is so disabled and the 30 days thereafter. However, the Party giving such notice shall use all reasonable efforts to remedy such inability as soon as reasonably possible or seek an alternative arrangement during the period of such inability.

14. MISCELLANEOUS.

        14.1 Non-Solicitation. During the period commencing on the Effective Date and ending on the 18-month anniversary of the Acceptance Date with respect to the Initial System (or, if BMS has ordered a Second System by such Acceptance Date and subsequently accepts the Second System, the 18-month anniversary of the Acceptance Date with respect to the Second System), neither Party shall solicit, induce, encourage or attempt to induce or encourage any employee of the other Party to terminate his or her employment with such other Party or to breach any other obligation to such other Party.

        14.2 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

        14.3 Assignment.

               (a) This Agreement may not be assigned, in whole or in part, by IRORI without the prior written consent of BMS.

               (b) BMS may assign its rights and obligations under this Agreement to a Third Party provided that: (i) such assignment is of all of such rights and obligations; (ii) such Third Party agrees in writing to be bound by the terms of this Agreement as if it were a party hereto; and (iii) IRORI is paid the applicable Assignment Fee in connection with such assignment. For
purposes of this Section 14.3(b), "Assignment Fee" shall mean: (X )   ***
if, on the effective date of such assignment, IRORI has sold, licensed, leased or otherwise disposed of any interest in a System (or any functionally equivalent system) to or for, or operated a System (or any functionally
equivalent system) for the benefit of,     ***    or fewer Third Parties, and
(Y)    ***    if, on such date, IRORI has sold, licensed, leased or otherwise disposed of any interest in a System (or any functionally equivalent system) to or for, or operated a System (or any functionally equivalent system) for the
benefit of, more than    ***   Third Parties.

               (c) Notwithstanding Sections 14.3(a) and (b), either Party may assign its respective rights and transfer its respective duties hereunder, without the consent of the other Party, to any assignee of all or substantially all of its respective business or in the event of its respective merger, consolidation or similar transaction.

               (d) Any assignment not in accordance with this Section 14.3 shall be void.

        14.4 Binding Effect. This Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Parties successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission

        14.5 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the proposes and intent of this Agreement, .

        14.6 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each Party shall bear all costs and expenses associated with the performance of such Party's obligations under this Agreement.

        14.7 Inconsistency. If there is any inconsistency between the provisions of this Agreement and any other document passing between the Parties, the provisions of this Agreement shall control and be determinative.

        14.8 Notice. Any notice, request or other communication required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by registered or certified mail, postage prepaid (return receipt requested), facsimile transmission (receipt verified) or express courier service (signature required), to the Party for which such notice is intended, at the address set forth for such Party below:

               (a) In the case of BMS, to:

                      Bristol-Myers Squibb Company
                      P.O. Box 4000
                      Route 206 & Province Line Road
                      Princeton, New Jersey 08543-4000
                      Attention: Vice President & Senior Counsel
                                 Pharmaceutical Research Institute
                                 and Worldwide Strategic Business
                                 Development
                      Facsimile No.: (609) 252-4232

               (b) In the case of IRORI, to:

                      IRORI
                      11149 North Torrey Pines Road
                      La Jolla, California 92037-1030
                      Attention: President
                      Facsimile No.: (619) 546-3083

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof. If sent by facsimile transmission or express courier service, the date of mailing or transmission shall be deemed to be the date on which such notice or request was given. If sent by registered or certified mail, the third business day after the date of mailing shall be deemed to be the date on which such notice or request was given.

        14.9 Use of Name. Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party for any purpose.

        14.10 Public Announcements. Neither Party shall make any public announcement concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld. In the event of a required public announcement, the Party making such announcement shall provide the other Party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

        14.11 Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

        14.12 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. In such event, the Parties agree to substitute a valid and enforceable provision therefor which, as nearly as possible, achieves the desired economic effect and mutual understanding of the Parties under this Agreement.

        14.13 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

        14.14 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its choice of law principles.

        14.15 Arbitration.

               (a) Except as otherwise provided in this Agreement, any dispute arising out of or relating to any provisions of this Agreement shall be finally settled by arbitration to be held in San Diego, California, under the auspices and then current commercial arbitration rules of the American Arbitration Association. Such arbitration shall be conducted by three arbitrators appointed according to said rules. The Parties shall instruct such arbitrators to render a determination of any such dispute within 30 days after their appointment. Judgment upon any award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

               (b) Section 14.15(a) shall not prohibit a Party from seeking injunctive relies from a court of competent jurisdiction in the event of a breach or prospective breach of this Agreement by the other Party which would cause irreparable harm to the first Party or under Section 11.

        14.16 Limitation on Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES SHALL IRORI BE LIABLE UNDER THIS AGREEMENT FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR EXCEPTIONAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR REVENUES).

        14.17 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby.

        14.18 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

        14.19 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

                                       ***

        IN WITNESS WHEREOF, each of the Parties has caused this Strategic Alliance Agreement to be executed by its duly authorized officer as of the day and year first above written.

                                        BRISTOL-MYERS SQUIBB COMPANY

                                        By: /s/ Charles Linzner
                                            ------------------------------------

                                        Name: Charles Linzner
                                              ----------------------------------

                                        Title: Vice President & Senior Counsel
                                               ---------------------------------


                                        IRORI

                                        By: /s/ Riccardo Pigliucci
                                            ------------------------------------

                                        Name: Riccardo Pigliucci
                                              ----------------------------------

                                        Title: Chief Executive Officer
                                               ---------------------------------

                                    EXHIBIT A

                SYSTEM AND NANOKAN SPECIFICATIONS AND MILESTONES



                                       ***
                                       ***
                                       ***





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission


                                   Exhibit A-1

                                    EXHIBIT B

                            PROGRESS PAYMENT SCHEDULE



                                       ***
                                       ***
                                       ***





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission


                                   Exhibit B-1

                                    EXHIBIT C

                        DESCRIPTION OF INSURANCE COVERAGE


               TYPE OF COVERAGE                       PRIMARY COVERAGE            UMBRELLA
Comprehensive General Liability (including               $2,000,000*             $9,000,000
Contractual Liability)
Personal & Advertising Injury                            $1,000,000           (incl. in above)
Products and Completed Operations                         2,000,000*             $9,000,000

*  $1,000,000 per occurrence and $2,000,000 in the aggregate.






                                   Exhibit C-1